Exhibit 99.1

BRE Grand Islander Timeshare Issuer 2017-A LLC

Vacation Timeshare Loan Backed Notes

Sample Loan Agreed-Upon Procedures

Report To:

BRE Grand Islander Depositor LLC

BRE Grand Islander LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

21 March 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

BRE Grand Islander Depositor LLC BRE Grand Islander LLC 345 Park Avenue New York, New York 10154 Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036

Re:	BRE Grand Islander Timeshare Issuer 2017-A LLC (the “Issuer”) VacationTimeshare Loan Backed Notes (the “Notes”) SampleLoan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist BRE Grand Islander Depositor LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of timeshare loans secured by mortgages encumbering undivided interests in residential units (the “Loans”) that will secure the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, BRE Grand Islander LLC (the “Seller”), on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “Grand Islander Active Loan trial balance 01312017.xlsx” and the corresponding record layout and decode information (the “Initial Preliminary Data File”) that the Seller, on behalf of the Depositor, indicated contains information relating to a pool of loans secured by deeds of trust encumbering undivided interests in residential units (the “Preliminary Cut-Off Date Loans”) as of 31 January 2017 (the “Preliminary Cut-Off Date”) and

ii.	Labeled “Current + Domestic FICO ge 600 (3,961 records).xlsx” (the “Preliminary Loan Listing,” together with the Initial Preliminary Data File, the “Provided Preliminary Data Files”) that the Seller, on behalf of the Depositor, indicated contains a list of loan numbers (each, a “Loan ID”) that correspond to certain Preliminary Cut-Off Date Loans (the “Preliminary Loans”) that are expected to be representative of the Loans,

b.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which are shown on Exhibit 1 to Attachment A, and

c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Seller or Grand Vacations Services LLC (the “Servicer”), on behalf of the Depositor, provided us with (as applicable):

a.	Imaged copies of:

i.	The promissory note and purchase agreement (collectively, the “Note”),

ii.	Certain printed screen shots from the Servicer’s servicing system (the “System Screen Shots”) and

iii.	The credit score certification, as applicable (the “Credit Score Certification,” together with the Note and System Screen Shots, the “Source Documents”),

relating to the Sample Loans (as defined in Attachment A) and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Preliminary Data Files, Sample Characteristics, Source Documents and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Preliminary Data Files, Source Documents or any other information provided to us by the Seller or Servicer, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Cut-Off Date Loans, Preliminary Loans or Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller or Servicer, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Loans,

iii.	Whether the originator of the Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

21 March 2017

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Seller, on behalf of the Depositor, we deleted the Preliminary Cut-Off Date Loans from the Initial Preliminary Data File that were not Preliminary Loans, as shown on the Preliminary Loan Listing. The Initial Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 100 Preliminary Loans from the Preliminary Data File (the “Sample Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Loans that we were instructed to randomly select from the Preliminary Data File.

For the purpose of the procedures described in this report, the 100 Sample Loans are referred to as Sample Loan Numbers 1 through 100.

3.	For each Sample Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Loan ID	Note	i.

Borrower state	Note or System Screen Shots	ii., iii.

Borrower country	Note or System Screen Shots	iv., v.

Sales price	Note

Equity transferred	Note

Original term	Note

Date of sale	Note

Cash down payment	Note and recalculation	vi.

Original loan amount	Note

Interest rate	Note	vii., viii.

First due date	Note or System Screen Shots	ix., x.

Maturity date	Note or System Screen Shots	xi., xii.

Principal & interest payment	Note	xiii.

Next payment date	System Screen Shots

Principal balance	System Screen Shots

High credit score	Credit Score Certification	xiv.

Notes:

i.	For identification purpose only.

ii.	For the purpose of comparing the borrower state Sample Characteristic for each Sample Loan (except for Sample Loan Number 26), the Seller, on behalf of the Depositor, instructed us:

(a)	To use the Note as the Source Document and

(b)	Not to compare the borrower state Sample Characteristic for Sample Loans which have a borrower state value of “<blank>,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A

Notes:    (continued)

iii.	For the purpose of comparing the borrower state Sample Characteristic for Sample Loan Number 26, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iv.	For the purpose of comparing the borrower country Sample Characteristic for each Sample Loan (except for Sample Loan Number 26), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

v.	For the purpose of comparing the borrower country Sample Characteristic for Sample Loan Number 26, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

vi.	For the purpose of comparing the cash down payment Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment as the difference between the:

(a)	Purchase price and

(b)	Sum of the:

(1)	Amount financed and

(2)	Transfer of equity,

all as shown on the Note.

vii.	For the purpose of comparing the interest rate Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to round the interest rate, as shown on the Preliminary Data File, to the nearest 0.01%.

viii.	For the purpose of comparing the interest rate Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to compare the interest rate corresponding to the payment method, both as shown on the Note, that corresponds to the payment method, as shown on the Preliminary Data File, for such Sample Loan.

ix.	For the purpose of comparing the first due date Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 3, 12, 29 and 92), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

x.	For the purpose of comparing the first due date Sample Characteristic for Sample Loan Numbers 3, 12, 29 and 92, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

xi.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 3, 12, 29 and 92), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

Exhibit 1 to Attachment A

Notes:    (continued)

xii.	For the purpose of comparing the maturity date Sample Characteristic for Sample Loan Numbers 3, 12, 29 and 92, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

xiii.	For the purpose of comparing the principal & interest payment Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to compare the principal & interest payment corresponding to the payment method, both as shown on the Note, that corresponds to the payment method, as shown on the Preliminary Data File, for such Sample Loan.

xiv.	The Seller, on behalf of the Depositor, instructed us not to compare the high credit score Sample Characteristic for any Sample Loan with a high credit score value of “<blank>,” as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are described in the notes above.